Exhibit 99.1

Execution Version

AE Industrial Partners Fund I, L.P.

AE Industrial Partners Fund I-A, L.P.

AE Industrial Partners Fund I-B, L.P.

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

July 31, 2017

Nova Parent, LLC

c/o AE Industrial Partners, LLC

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene and Jon Nemo

Re:	Equity Financing Commitment

Ladies and Gentlemen:

This letter agreement (this “Agreement”) sets forth the commitment of AE Industrial Partners Fund I, L.P., AE Industrial Partners Fund I-A, L.P. and AE Industrial Partners Fund I-B (each, an “Investor” and collectively, the “Investors”), subject to the terms and conditions hereof, to purchase, or cause an assignee to purchase, directly or indirectly, equity securities of Nova Parent, LLC, a Delaware limited liability company (“Parent”). It is contemplated that pursuant to the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of the date hereof, among Parent, CDI Corp., a Pennsylvania corporation (the “Company”), and Nova Merger Sub, Inc., a Pennsylvania corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Parent shall acquire the Company, through the merger of Merger Sub with and into the Company. This Agreement is being delivered to Parent to induce the Company to enter into the Merger Agreement. Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to them in the Merger Agreement.

1. Upon the terms and subject to the conditions set forth herein, each Investor, severally and not jointly, hereby commits to (a) purchase, or cause an assignee to purchase, directly or indirectly, at or immediately prior to the Closing, cash in an aggregate amount equal to the product of such Investor’s “Commitment Percentage” set forth opposite such Investor’s name on Schedule A multiplied by the Maximum Commitment Amount (each such Investor’s commitment, its “Equity Commitment”), solely for the purpose of enabling Parent and/or Merger Sub to fund the Aggregate Consideration, and to pay related Closing fees and expenses pursuant to, and in accordance with, the Merger Agreement or (b) pay, or cause an assignee to pay, cash in an aggregate amount equal to the product of such Investor’s “Commitment Percentage” set forth opposite such Investor’s name on Schedule A multiplied by the Maximum Damages Amount (each such Investor’s commitment, its “Damages Commitment”), solely for the purpose of enabling Parent and/or Merger Sub to pay the Monetary Damages Remedy to the Company in the event of an issuance of a Final Order (as defined below) that requires Parent and/or Merger Sub to pay the Monetary Damages Remedy in accordance with Section 9.09(b)(iii) of the Merger Agreement; provided that in no event shall any Investor be required to pay the Monetary Damages Remedy in excess of the product of such Investor’s “Commitment Percentage” set forth

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opposite such Investor’s name on Schedule A multiplied by $12,600,690. Subject to the conditions set forth in paragraph 2 below, each Investor will fund such Investor’s Equity Commitment at or immediately prior to the Closing on the Closing Date in connection with the substantially simultaneous issuance to the Investors, directly or indirectly, of the equity of Parent or, in the case of the Damages Commitment, when such amounts are agreed between Parent and the Company or determined to be due and payable by a Final Order, as applicable. Notwithstanding anything else to the contrary in this Agreement, the cumulative liability of the Investors under (I) clause (a) of this paragraph and this Agreement shall not exceed the Maximum Commitment Amount and (II) clause (b) of this paragraph shall not exceed the Maximum Damages Amount. Any Investor may allocate a portion of such Investor’s Equity Commitment or Damages Commitment to co-investors, including such Investor’s affiliates, provided that such allocation shall not relieve such Investor of its obligations hereunder. For purposes of this Agreement, (i) “Maximum Commitment Amount” means $167,237,300, (ii) “Maximum Damages Amount” means $12,600,690 and (iii) “Final Order” means a final, binding order of a court of competent jurisdiction in accordance with paragraph 11.

2. Each Investor’s obligations under this Agreement, including the obligation of each Investor to fund such Investor’s Equity Commitment or the Damages Commitment, as applicable, are subject to (i) the execution and delivery of the Merger Agreement, (ii) in the case of the Equity Commitment, (A) the conditions set forth in Section 7.01 of the Merger Agreement (other than conditions that by their nature are to be satisfied at the Closing, to the extent such conditions are capable of being satisfied at the Closing) having been satisfied or waived in writing and (B) the Company having irrevocably confirmed in writing to Parent that if the Equity Commitment is funded, then it would take all such actions that are within its control to cause the Closing to occur, (iii) no material amendment (including any increase to the Aggregate Consideration set forth in the Merger Agreement) or material modification of the Merger Agreement (as the same exists on the date hereof and provided to the Investors) having been made unless the Investors have consented in writing to such amendment or modification and (iv) in the case of the Damages Commitment, the agreement between Parent and the Company regarding the Monetary Damages Remedy or a Final Order having been issued requiring Parent to pay the Monetary Damages Remedy. For the avoidance of doubt, the obligations of Parent and Merger Sub under the Merger Agreement shall be determined in accordance with the terms thereof, and nothing in this letter shall amend, modify or waive any of the terms of the Merger Agreement or any defenses that Parent or Merger Sub may have to any assertion of liability or obligation against it under the Merger Agreement.

3. This Agreement and the obligation of each Investor to fund such Investor’s Equity Commitment or Damages Commitment, as applicable, or cause such Investor’s Equity Commitment or Damages Commitment, as applicable, to be funded, shall automatically and immediately terminate upon the earliest to occur of (a) the consummation of the Closing in accordance with the Merger Agreement (at which time the obligation shall be discharged), (b) the valid termination of the Merger Agreement in accordance with its terms; provided, however, that each Investor’s obligation to pay or cause to be paid such Investor’s Damages Commitment shall survive and remain in full force and effect and shall be enforceable by each of Parent and, pursuant to and subject to the limitations set forth in paragraph 5, the Company to the extent necessary to require such Investor to provide funds to Parent to comply with the obligations of

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such Investor under clause (b) of paragraph 1 for a period of thirty (30) days following termination of the Merger Agreement in accordance with its terms (the “Final Termination Date”), unless prior to the end of such period the Company shall have commenced a legal proceeding in a court of competent jurisdiction in accordance with paragraph 11 alleging amounts payable by Parent and/or Merger Sub to the Company in respect of the Monetary Damages Remedy, in which case the Final Termination Date shall be automatically extended until the day immediately following the earlier to occur of (x) a final, non-appealable resolution of such legal proceeding and, if applicable, satisfaction of the Damages Commitment or (y) a written agreement signed by each of the parties hereto and the Company terminating the Damages Commitment and (c) pursuant to paragraph 13 of this Agreement. Paragraphs 3, 4, 6 and 11 shall remain in full force and effect, notwithstanding any termination of this Agreement. The Equity Commitment and Damages Commitment set forth herein shall not be assignable by Parent without the Investors’ and the Company’s prior written consent, and the granting of such consent in a given instance shall be solely in the discretion of each of the Investors and the Company and, if granted, shall not constitute a waiver of this requirement as to any subsequent assignment. The rights of the Company hereunder shall not be assignable by the Company without the Investors’ and Parent’s prior written consent, and the granting of such consent in a given instance shall be solely in the discretion of the Investors’ and Parent and, if granted, shall not constitute a waiver of this requirement as to any subsequent assignment. The obligations of the Investors hereunder shall not be assignable by the Investors without Parent’s and the Company’s prior written consent, and the granting of such consent in a given instance shall be solely in the discretion of Parent and the Company and, if granted, shall not constitute a waiver of this requirement as to any subsequent assignment; provided that an Investor may assign one or more portions of its Equity Commitment or Damages Commitment, as applicable, to any of its Affiliates, limited partners or an investment fund managed or advised by the same investment manager (or an Affiliate thereof), including any other Investor; provided, further, that no such assignment by an Investor shall relieve such Investor of any of its obligations hereunder. Any transfer or assignment in violation of the preceding three sentences shall be null and void. This Agreement and the Merger Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior arrangements and understandings with respect thereto.

4. Other than as required by applicable Law, the rules of any national securities exchange or in connection with any SEC filings related to the Merger, each of the parties agree that it will not, nor will it permit its representatives, advisors or Affiliates to, disclose to any person or entity the contents of this Agreement, other than to (i) their respective Affiliates, limited partners, general partners, members, managers, directors, officers, employees, representatives, agents and advisors (collectively, “Representatives”) and (ii) the Company and its Representatives; provided, that each of the foregoing are instructed to maintain the confidentiality of this Agreement. Without limiting the foregoing, the Investors, their respective Affiliates and their respective Representatives shall have the right to make such disclosures as are required by any Governmental Authority having jurisdiction over the Investors or their respective Representatives and the Investors shall not be required to provide any notice of such disclosure. Notwithstanding the foregoing, any party hereto or the Company may disclose the contents of this Agreement in connection with the enforcement of its rights hereunder.

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5.

(a) This Agreement shall inure to the benefit of and be binding upon Parent and the Investors. The Investors acknowledge and agree that (i) the Company is an express third-party beneficiary hereof, entitled to specifically enforce the obligations of the Investors against the Investors to the fullest extent hereof pursuant to its terms (including paragraphs 5, 6, 7, 11 and 13) and (ii) the Company is entitled to seek and obtain specific performance of an Investor’s obligation to fund such Investor’s (A) Equity Commitment hereunder, pursuant to (and on the terms and subject to the conditions of) Section 9.09(b)(i) of the Merger Agreement (the “Specific Performance Rights”) (B) the Damages Commitment pursuant to (and on the terms and subject to the conditions of) Section 9.09(b)(iii) of the Merger Agreement. The Specific Performance Rights, the Monetary Damages Remedy and the other Retained Claims are and shall be the sole and exclusive direct or indirect remedy (whether at law or in equity) available to the Company and its securityholders and Affiliates (or available to any Person claiming by, through, or on behalf or for the benefit of any of them) against the Investors or any Investor Affiliate with respect to any claim (whether sounding in contract or tort, under statute or otherwise) arising under or related to the Merger Agreement or this Agreement or the transactions contemplated hereby or thereby or related negotiations, including without limitation in connection with any breach or alleged breach by Parent of any obligation under or related to the Merger Agreement (whether or not any such breach or alleged breach is caused by the Investors’ breach of their obligations under this Agreement) and any breach or alleged breach by the Investors of any obligation under or related to this Agreement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in paragraph 11 without proof of damages or otherwise, and that such explicit rights of specific enforcement are an integral part of the transactions contemplated by this Agreement and without such rights, none of the parties would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity to the extent that the right of specific performance is explicitly applicable under the terms of Section 9.09 of the Merger Agreement. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

(b) This Agreement may only be enforced (i) by Parent at the direction of the Investors, (ii) solely with respect to the Equity Commitment, by the Company pursuant to the Specific Performance Rights pursuant to paragraph 5(a) and (iii) solely with respect to the Damages Commitment, by the Company in the event of an issuance of a Final Order that requires Parent and/or Merger Sub to pay the Monetary Damages Remedy in accordance with Section 9.09(b)(iii) of the Merger Agreement (the “Damages Enforcement Right”). Neither

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Parent’s creditors (other than the Company to the extent provided herein) nor any Person claiming by, through, or on behalf or for the benefit of Parent, the Company, or any of their respective Affiliates shall have any right to enforce this Agreement or to cause Parent to enforce this Agreement.

6. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, each party hereto, and the Company, by its acceptance of the benefits hereof, covenants, agrees and acknowledges that no Person other than Parent and the Investors has obligations hereunder and that, notwithstanding that the Investors may be limited partnerships, no Person has any remedy, recourse or right of recovery hereunder against, or contribution from any Investor Affiliate, through the Investors, Parent, Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or partnership) veil or similar action, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Law, by or through a claim by or on behalf of the Investors, Parent or Merger Sub against the Investors or any Investor Affiliate, or otherwise. For purposes of this Agreement, the term “Investor Affiliate” means any former, current or future general or limited partners, stockholders, holders of any equity, partnership or limited liability company interest, officer, member, manager, director, employees, agents, controlling persons, management companies, portfolio companies, assignee or Affiliates of any Investor or the foregoing (it being understood that the term Investor Affiliate shall not include the Investors, Parent or Merger Sub). For the avoidance of doubt, neither the Investors nor any Investor Affiliate is a party to, or has any obligations under, the Merger Agreement.

7. Except as set forth in paragraph 5, this Agreement is solely for the benefit of Parent and the Investors and is not intended to, nor does it, confer any benefits on, or create any rights or remedies in favor of, any Person other than Parent and the Investors.

8. Each party acknowledges and agrees that (a) this Agreement is not intended to, and does not, create any agency, partnership, fiduciary or joint venture relationship between or among any of the parties hereto and neither this Agreement nor any other document or agreement entered into by any party hereto relating to the subject matter hereof shall be construed to suggest otherwise and (b) the obligations of the Investors under this Agreement are solely contractual and not fiduciary in nature.

9. Parent hereby represents and warrants to the Investors and each Investor hereby represents and warrants with respect to itself to Parent that (a) it has all limited partnership, limited liability company, corporate or other organizational power and authority to execute, deliver and perform this Agreement; (b) the execution, delivery and performance of this Agreement by it has been duly and validly authorized and approved by all necessary limited partnership, limited liability company, corporate or other organizational action by it; (c) this Agreement has been duly and validly executed and delivered by it and, assuming due and valid authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of it; enforceable against it in accordance with the terms of this Agreement except as such enforceability may be limited under applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally, or by general principles of equity; and (d) except for such consents, approvals, authorizations, permits of, filings with and notifications to, Governmental Authorities

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contemplated by the Merger Agreement to be obtained or made after the date hereof, all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Agreement by it have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Authority is required in connection with the execution, delivery or performance of this Agreement. Each of the Investors hereby represents and warrants with respect to itself to Parent that it has and will have for so long as this Agreement shall remain in effect (i) uncalled capital commitments (and its limited partners or other investors have the obligation to fund such capital upon request from such Investor and such Investor will request, if necessary, such capital in connection with the enforcement of rights under paragraph 5) or (ii) otherwise will have available funds sufficient to fund the amount of such Investor’s Equity Commitment or Damages Commitment, as applicable, when and as required hereunder. Each Investor hereby represents and warrant that such Investor’s “Commitment Percentage” set forth opposite such Investor’s name on Schedule A of the Equity Commitment or Damage Commitment, as applicable, is less than the maximum amount in the aggregate that they are permitted to invest in any one portfolio investment pursuant to the terms of their organizational or governing documents or otherwise.

10. This Agreement may not be amended or otherwise modified without the prior written consent of Parent, the Investors and the Company.

11.

(a) THIS AGREEMENT AND ALL PROCEEDINGS OR COUNTERCLAIMS (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement and (v) agrees that each of the other parties shall have the right to bring any proceeding for enforcement of a judgment entered by the state courts of the State of Delaware or any federal court sitting in the State of Delaware. Each of the parties hereto agrees that a final judgment in any proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

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(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS PARAGRAPH 11(b).

12. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

13. Other than in the case of claims by the Company against (i) Parent and Merger Sub under the Merger Agreement in accordance with the terms thereof, (ii) the parties to the Confidentiality Agreement with respect to breaches thereof and (iii) the Investors pursuant to paragraph 5(c), the Specific Performance Rights or the Monetary Damages Remedy (any claims to enforce the obligations described in clauses (i) through (iii) in each case against the Person or Persons specified in such clause being referred to herein, collectively, as the “Retained Claims”), in the event that the Company, or any of its Affiliates or Representatives at the direction of the Company, institutes any suit, action or other proceeding or makes any claim (A) asserting that the provisions of this Agreement are illegal, invalid or unenforceable in whole or in part or that an Investor is liable in excess of, or to a greater extent than, the applicable amount of such Investor’s Equity Commitment or Damages Commitment, as applicable (B) against any Investor Affiliate related to the transactions contemplated by the Merger Agreement, or (C) against Parent, Merger Sub, the Investors or any Investor Affiliate that is not a Retained Claim, then (x) the obligations and liabilities of the Investors under this Agreement shall terminate ab initio and shall thereupon be null and void, and (y) if any Investor has previously made any payments under this Agreement, such Investor shall be entitled to recover such payments.

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14. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

If this Agreement is agreeable to you, please so indicate by signing in the space indicated below.

Very truly yours,

AE INDUSTRIAL PARTNERS FUND I, L.P.

By:	AE Industrial Partners Fund I GP, LP
Its:	General Partner

By:	AeroEquity GP, LLC
Its:	General Partner

By:	AE Industrial Partners, LLC
Its:	Sole Member

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Partner

AE INDUSTRIAL PARTNERS FUND I-A, L.P.

By:	AE Industrial Partners Fund I GP, LP
Its:	General Partner

By:	AeroEquity GP, LLC
Its:	General Partner

By:	AE Industrial Partners, LLC
Its:	Sole Member

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Partner

Signature Page to Equity Commitment Letter

AE INDUSTRIAL PARTNERS FUND I-B, L.P.

By:	AE Industrial Partners Fund I GP, LP
Its:	General Partner

By:	AeroEquity GP, LLC
Its:	General Partner

By:	AE Industrial Partners, LLC
Its:	Sole Member

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Partner

Accepted and agreed as of July 31 2017

NOVA PARENT, LLC

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Chairman and Secretary

Signature Page to Equity Commitment Letter

Schedule A

Investor	Commitment Percentage
AE Industrial Partners Fund I, L.P.	90.88%
AE Industrial Partners Fund I-A, L.P.	5.04%
AE Industrial Partners Fund I-B, L.P.	4.08%
TOTAL:	100.00%

Signature Page to Equity Commitment Letter

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